United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

751 North Drive, Suite 9

Melbourne, FL  32934

 (Address of Principal Executive Offices)

(321) 610-7959

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this 8-KA-2 Current Report to confirm that the transactions discussed in Item 1.01(i) have been closed and completed as previously indicated below; and that the Definitive Agreement referenced in Item 1.01(ii) was executed and delivered by the parties, also as previously indicated below, and that the acquisition discussed therein closed on June 30, 2015, pursuant to the Stock Purchase Agreement that comprised the “Definitive Agreement.”

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the EDGAR Archives of the United States Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement

Introduction

We entered into three agreements that are discussed below, a Restructuring Agreement involving a restructuring of Leclanché S. A., a Swiss share company (“Leclanché” [SIX Swiss Exchange Symbol “LECN”]), which specializes in the production of large-format lithium ion cells and energy storage solutions; a Loan and Security Transfer

Agreement whereby we agreed to transfer our Convertible Loan and Investment Agreement and related security agreements with Leclanché dated May 30, 2014, and as amended on August 5, 2014, to Recharge ApS, a Danish private limited company, with its principal place of business at Frederiksgade 21, 1st Floor, DK-1265 Copenhagen, Denmark (“Recharge”); and a Letter of Intent to acquire certain shares of Leclanché from Precept Fund Management SPC (“Precept”), which are held by Precept for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”) and Prescient Fund Segregated Portfolio (“Prescient SP”).  Precept is an Exempted Segregated Portfolio Company and is recognized as a mutual fund with the Cayman Islands Monetary Authority (CIMA) under Section 4(3) of the Mutual Funds Law of the Cayman Islands (2012 Revision), with Registration Number 656283, and Prescient Fund and Prescient SP are its duly registered segregated portfolios.  Voting authority over the shares of our common stock owned by Precept Fund and Prescient SP, which, together, amount to approximately 221,717,613 shares or approximately 86.19% of our outstanding voting securities of 257,230,113 shares, is discussed below in the following paragraph.  Also, see our 8-K Current Report dated December 31, 2014, and filed with the SEC on January 7, 2015, for additional information regarding this stock ownership, which has increased since our initially filed 8-K Current Report dated December 5, 2014, of which this Current Report is an amendment.  See Item 9.01.

On April 11, 2014, Precept Asset Management Limited (“PAML”), which is the investment manager for Precept and which is owned by Stephen J. Barber, our Executive Chairman, CEO and a director, provided us with a letter of support expressing continued support of our operations by Precept and Prescient SP and their intent to facilitate the provision of additional funding as reasonably requested by us through March 31, 2015, at the earliest, and mentioned its majority ownership interest in Leclanché, with whom we executed a Joint Development and Marketing Agreement on April 9, 2014, regarding the development and marketing of our related energy storage products.  For reference to additional information about our Joint Marketing Agreement, see Item 9.01.  Precept, for and on behalf of Prescient SP, from July, 2013, to date, has provided us with approximately $6,760,000 in funding; and Precept, for and on behalf of Precept Fund, has provided us with approximately $2,200,000 in funding.  While PAML, as investment manager, plays an important role as advisor of Precept, the corporate governance mechanism put in place in the investment management agreement between these parties does not allow the investment manager to exercise control over Precept and our shares held by Precept for or on behalf of Prescient SP and Precept Fund. The reason being, that Prince Michael Foundation (“PMF”), through its indirect holding of all of the management shares (voting, non-participating shares) of Precept, is, at any time, ultimately in control over Precept and our shares held by Precept for and on behalf of Prescient SP and Precept Fund. It is particularly noteworthy, that the investment manager has no general power of attorney to vote our shares held by Precept for and on behalf of Prescient SP or Precept Fund at our shareholders’ meetings; instead, for each shareholders’ meeting of Oakridge, the investment manager requires a specific power of attorney, which is granted by resolution of the Board of Directors of Precept (which implies that Precept agrees with the investment manager’s specific suggestion regarding the exercising of the voting rights). In addition, PMF can terminate the investment management agreement with PAML and thereby cut any influence of the investment manager on our shares held by Precept for and on behalf of Prescient SP or Precept Fund.  Mr. Barber personally owns 5,750,000 shares of our common stock, all of which were issued subsequent to our initially filed 8-K Current Report dated December 5, 2014.

Effective June 1, 2014, we entered into a Convertible Loan and Investment Agreement dated as of May 30, 2014, with Leclanché (the “Leclanché Loan Agreement”), which was amended on August 5, 2014.  The initial Leclanché Loan Agreement provided for us to loan Leclanché CHF3,000,000 or approximately US$3,355,000 at the then prevailing exchange rates, while the amended Leclanché Loan Agreement provided for us to loan Leclanché CHF5,000,000 or approximately $5,489,895 at the then prevailing exchange rates.  All funds were payable in Swiss Francs; interest accrued on the unpaid balance at the rate of two percent per annum; amounts advanced and accrued interest were payable at the maturity of the loan, which was June 30, 2016; and principal, accrued interest and related fees could be converted by us to purchase shares of Leclanché at CHF1.50.  The Leclanché Loan Agreement also contained customary representations and warranties of the parties and various conditions to the loan advances required of us, among other terms and conditions.  For reference to additional information about the Leclanché Loan Agreement, see Item 9.01.

On June 19, 2014, Precept, for and on behalf of Prescient SP, advanced Leclanché CHF3,000,000 to fund our required loan amount under the Leclanché Loan Agreement, in anticipation of completing a Private Placement Subscription Agreement (the “Subscription Agreement”) to purchase approximately 16,775,000 shares of our common stock at US$0.20 per share in consideration of such advance of funds.  The CHF3,000,000 was loaned to

Precept by Bruellan Corporate Governance Action Fund Walker House, an exempted limited liability company under the Companies Law (as amended) of the Cayman Islands, with its principal place of business at 87 Mary Street, George Town, Grand Cayman, KYI-9005, Cayman Islands (“Bruellan”), on or about such date.  Bruellan had made a previous unrelated loan to Precept of CHF1,700,000 on or about April 23, 2014.  The Subscription Agreement was executed on August 13, 2014, and we issued 16,775,000 shares of our common stock at US$0.20 to Precept for and on behalf of Prescient SP in payment of the advance of 3,355,000 on August 20, 2014.  For reference to additional information about the Subscription Agreement, see Item 9.01.

The amounts advanced by us (including those advanced by Precept for and on behalf of Prescient SP) under the Leclanché Loan Agreement were secured by Leclanché’s present and future receivables; claims from inter-group loans and bank account claims; all patent and trademark applications; a first ranking lien on 100% of the shares of its Subsidiary (“Leclanché Gmbh”); and although it is was agreed that with respect to all other additional security for the Leclanché Loan Agreement that we and Precept would participate in such additional security on a pro rata basis, relative to Precept’s prior CHF17,000,000 loan to Leclanché and our CHF5,000,000 loan to Leclanché, or the respective amounts outstanding on such loans at any particular time, Precept had converted all of its CHF17,000,000 loan into equity in Leclanché as of June 30, 2014, at a price of approximately CHF1.50 per share, so there was no outstanding loan balance owed by Leclanché; accordingly, we were then the only secured creditor of Leclanché.  This sharing provision was in the initial Leclanché Loan Agreement; and the only material change to the Leclanché Loan Agreement when it was amended on August 5, 2014, was the increase in the loan amount from CHF3,000,000 to CHF5,000,000.

On August 6, 2014, we wired CHF1,600,000 to Leclanché under the Leclanché Loan Agreement; and the balance of CHF400,000 was drawn down by Leclanché on September 11, 2014, resulting in our having advanced the entire amount due under the Leclanché Loan Agreement.

For reference to additional information about the Leclanché Loan Agreement, see Item 9.01.

(i)

Leclanché Restructuring Agreement; and Loan and Security Transfer Agreement

Restructuring Agreement.  Effective December 7, 2014, and subject to the execution and delivery of the Letter of Intent described below under subparagraph (ii), we, Precept, for and on behalf of Precept Fund and Prescient SP, Bruellan and Recharge, executed and delivered a Restructuring Agreement and a Loan and Security Transfer Agreement whereby Recharge agreed to acquire our interest in the Leclanché Loan Agreement; and Recharge agreed to grant Leclanché a secured convertible loan facility in the amount of CHF21,000,000, CHF13,000,000 of which was to fund the Leclanché 2015 Operating Plan (“Facility A”); and CHF8,000,000 of which was to fund the Leclanché 2015 Growth Plan (“Facility B”).  The Restructuring Agreement was subject to various conditions, which included, among other terms and conditions, the due execution of various related agreements, including the Loan and Security Transfer Agreement under which Recharge would acquire our interest in the Leclanché Loan Agreement; the execution and delivery by Leclanché of a new Convertible Loan Agreement with Recharge; and the approval of the Swiss Takeover Board (“TOB”) regarding the resulting change in control of Leclanché under the various agreements. CHF5,250,000 was to be paid by Recharge on closing under the Restructuring Agreement and the related Loan and Security Transfer Agreement, CHF4,300,000 to Bruellan for payment of the CHF4,700,000 it loaned to Precept, which is referenced above under the caption “Introduction,” leaving a balance of CHF400,000 due to Bruellan by Precept; CHF458,000 to us, which will be paid to Precept’s legal counsel to or for the benefit of Precept for legal fees related to these various agreements and other representation, along with accrued interest on such fees; and CHF492,000 to Leclanché.  The Restructuring Agreement also contained various undertakings of the parties whereby Precept and Bruellan would independently vote their respective shares at the required Leclanché shareholders’ meeting in favor of the restructuring and related agreements and the two nominees of Recharge to the Leclanché Board of Directors; Recharge would convert the Leclanché Loan Agreement to acquire 9.9% of the outstanding voting securities of Leclanché at CHF1.50 per share, with such shares to be subject to a 180 day lock-up, which ends on July 31, 2015, subject to certain listed exceptions; and compliance with all applicable disclosure duties and delivery of information for disclosure purposes, along with indemnification provisions for the benefit of the respective parties.  The Loan and Security Transfer Agreement essentially follows the terms and conditions of the Restructuring Agreement and also contains, among other terms and conditions, customary representations and warranties of the parties; conditions of the closing; a 180 day lock-up period on shares of Leclanché owned by Precept for Prescient SP and Precept Fund that contained certain exceptions for transfers among the Precept group, sales that are considered off-exchange, on-exchange sales that do not exceed 20% of the total trading volume on any single trading day, sales that do not make or move the market for the Leclanché shares and sales that do not reduce the shareholdings in Leclanché to less than 50.1%, with various exceptions, including approval by Recharge of any dispositions; and actions required to be completed before and after closing, along with miscellaneous terms and conditions. Copies of the Restructuring Agreement and the Loan and Security Transfer Agreement were filed as Exhibits to our initial 8-K Current Report dated December 5, 2014, and the foregoing summary is subject to such reference.  See Item 9.01.  Effective January 21, 2015, the Restructuring Agreement and the Loan and Security Transfer Agreement were approved by the TOB and closed; and Recharge exercised its right under the Loan and Security Transfer Agreement to acquire 9.9% of Leclanché’s shares at $1.50 per share.  The closing of these Agreements was a condition of the closing of the Letter of Intent and the Definitive Agreement discussed in subparagraph (ii) of this Item, below.

(ii)

Letter of Intent

Letter of Intent.  Effective December 5, 2014, and subject to the execution and delivery of the Restructuring Agreement and the Loan and Security Transfer Agreement, we and Precept executed a binding Letter of Intent whereby we agreed to acquire and Precept agreed to sell 11,000,000 shares of Leclanché, free and clear of any liens or encumbrances (except the lock-up provisions discussed above under subparagraph (i) of this Item), at a purchase price of CHF4.00 per each share (the “Purchase Price”).  The Purchase Price was calculated based on the U.S. Dollar exchange rate for CHF on the close of business on December 4, 2014, which was 1.0301 U.S. Dollars for one CHF or US$4.12 per share. The Leclanché shares had a closing price on the SIX Swiss Exchange on such date of CHF4.888 or approximately US$5.03.  The Purchase Price was payable as follows: (1) receipt of credit on the Purchase Price of CHF5,000,000, such sum being our cost basis in the Leclanché Loan Agreement, also to be based upon the U.S. Dollar exchange rate for CHF on the close of business on December 4, 2014; and (2) the issuance to Precept of a number of shares of our common stock that are comprised of “restricted securities” as defined in SEC Rule 144, valued at the closing price of our common stock on December 3, 2014, which was US$0.51, and which would equal the balance of the Purchase Price, after deduction of the CHF5,000,000.  As a result, on closing on June 30, 2015, we issued Precept, or as designated by it, to or for the benefit of one of its portfolios, 78,763,725 shares of our common stock.  This issuance was computed by multiplying the CFH5,000,000 by the referenced closing exchange rate at December 4, 2014, of 1.0301, which equalled a credit of US$5,150,500; deducting this amount from the Purchase Price of the 11,000,000 Leclanché shares multiplied by the referenced US$4.12 per share price, which equalled $45,320,000, leaving a balance of $40,169,500; and dividing the closing price of our agreed upon common stock price of US$0.51 on December 4, 2014, resulting in a quotient of 78,763,725 shares being required to be issued by us in payment of the balance of the Purchase Price.  The Letter of Intent was also subject to the execution and delivery of a Definitive Agreement, as defined therein, and the closing thereof, among other terms and conditions.  A Copy of the Letter of Intent was filed as an Exhibit to our initial 8-K Current Report dated December 5, 2014, and the foregoing summary is subject to such reference.  See Item 9.01.  The Definitive Agreement, a Stock Purchase Agreement, was executed by the parties on the foregoing terms on February 2, 2015, a copy of which was filed as an Exhibit to our Current Report on Form 8-K/A-1.  See Item 9.01.  We were advised on June 30, 2015, that all requirements of the Swiss TOB had to the closing of the purchase of the 11,000,000 Leclanché shares had been satisfied and we closed the purchase under the Stock Purchase Agreement by the issuance of 78,763,725 of our shares of common stock in exchange for the 11,000,000 shares of Leclanché being issued to our newly formed and wholly-owned Hong Kong subsidiary, Oakridge Global Energy Solutions (Hong Kong) Limited.  With this acquisition, we will own 11,000,000 shares of Leclanché or approximately 45% of its outstanding shares.

With the issuance of the 78,763,500 shares to Precept, we now have 257,230,113 outstanding shares of our common stock, and based upon the current collective ownership of approximately 221,717,613 of our shares by Prescient SP and Precept Fund, Precept is the beneficial owner of approximately 86.19% of our currently outstanding voting securities.  See the references above in the caption “Introduction” about our Executive Chairman, CEO and a director, Stephen J. Barber, who is the sole owner of PAML, which is the investment manager for Precept, regarding the voting of shares owned by Precept and its portfolios.  Further, the 5,750,000 shares personally owned by Mr. Barber in the Company are not included in these computations.  With Mr. Barber’s shares, the percentage of control increases to approximately 88.43%.  The issuance of 5,000,000 shares to Mr. Barber was reported in our 8-K Current Report dated June 3, 2015 and filed with the SEC on June 5, 2015.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

See Item 1.01.

Item 7.01 Regulation FD Disclosure.

See Exhibit 99, which is our Press Release dated July 2, 2015, regarding the closing of the Leclanché share exchange, and which is referenced in Item 9.01.

The information contained in this Item 7.01 and in Exhibit 99 was furnished, and shall not be deemed to be “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.*

Description of Exhibit

99	Press Release dated July 2, 2015

Where located in previously filed reports*
Joint Marketing Agreement	Exhibit 10.2 Current Report on Form 8-K dated April 6, 2014, and filed with the SEC on April 11, 2014.
Amendment and Restatement Agreement Schedule – Convertible Loan and Investment Agreement	Exhibit 10.2 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Re-Assignment and Security Assignment Agreement	Exhibit 10.3 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Patent and Trademark Pledge Agreement	Exhibit 10.4 Current Report on Form 8-K dated June 1, 2014, and filed with the SEC on August 7, 2014.
Prescient SP Private Placement Agreement	Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and filed with the SEC on August 9, 2014.
Share Pledge Agreement	Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and filed with the SEC on November 11, 2014.
Restructuring Agreement	Exhibit 10.1 Current Report on Form 8-K dated December 5, 2014, and filed with the SEC on December 11, 2014.
Loan and Security Transfer Agreement	Exhibit 10.2 Current Report on Form 8-K dated December 5, 2014, and filed with the SEC on December 11, 2014.
Letter of Intent	Exhibit 10.3 Current Report on Form 8-K dated December 5, 2014, and filed with the SEC on December 11, 2014.

*	Where located in previously filed reports*
Subscription Agreement dated December 31, 2014	Exhibit 10.1 Current Report on Form 8-K dated December 31, 2014, and filed with the SEC on January 7, 2015.
Stock Purchase Agreement	Exhibit 10.4 Current Report on Form 8-K/A-1 dated December 5, 2014, and filed with the SEC on February 6, 2015.
Share Grant to Stephen J. Barber, Executive Chairman and Others	Current Report on Form 8-K dated June 3, 2015, and filed with the SEC on June 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Date:	July 2, 2015	By:	/s/ Stephen J. Barber
Stephen J. Barber
Executive Chairman, CEO and Director